Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: 212 937-8202 Fax: 212 937-8998 www.deloitte.com

VCP RRL ABS I, Ltd.

c/o MapleFS Limited

P.O. Box 1093

Boundary Hall, Cricket Square

Grand Cayman, KY1-1102

Cayman Islands

Attention: The Directors

Vista Credit Partners, L.P.

1111 Broadway, 19th Floor

Oakland, California 94607

MUFG Securities Americas Inc. 1221 Avenue of the Americas, 6th Floor New York, New York 10020-1001

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of middle market and recurring revenue loans in connection with the proposed offering of certain classes of notes by VCP RRL ABS I, Ltd. (the “Issuer”). The Issuer is responsible for the information provided to us, including the information set forth in the Collateral Obligation Database (as defined herein).

The Issuer has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Collateral Obligation Database. Additionally, Vista Credit Partners, L.P. (the “Collateral Manager”) and MUFG Securities Americas Inc. (the “Initial Purchaser” and, together with the Issuer, Collateral Manager, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report was requested or for any other purpose.

We performed certain procedures on earlier versions of the Collateral Obligation Database and communicated differences prior to being provided the final Collateral Obligation Database which was subjected to the procedures described below.

For purposes of this report:

•	On July 14, 2021 (the “Final Database Receipt Date”), representatives of the Initial Purchaser provided us with an electronic database (the “Collateral Obligation Database”) containing certain information, as represented to us by the Initial Purchaser, as of June 28, 2021 (the “Calculation Date”), with respect to a portfolio of loans (the “Collateral Obligations”).

VCP RRL ABS I, Ltd.
Vista Credit Partners, L.P.
MUFG Securities Americas Inc.	2

•	Representatives of the Collateral Manager provided us with an electronic database (the “Collateral Manager Data File”) containing certain information, as represented to us by the Collateral Manager, as of the Calculation Date, with respect to the Collateral Obligations. It should be noted that such information is used in our comparisons and to the extent such information is not accurate, the results of our comparisons would reflect such inaccuracies. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

The procedures and associated findings are as follows:

At the request of the Specified Parties, we compared the certain attributes set forth on the Collateral Obligation Database and specified in the attached Exhibit (the “Specified Attributes”) for each Collateral Obligation specified on the Collateral Obligation Database to the corresponding information set forth on or derived from the Collateral Manager Data File and found them to be in agreement. At the instruction of representatives of the Initial Purchaser, on behalf of the Issuer, for purposes of our comparison of the Specified Attribute “Company Type,” a Company Type of “Recurring Revenue” or “Middle Market” as set forth on the Collateral Obligation Database shall be deemed to be in agreement with “ARR” or “EBITDA,” as set forth on the Collateral Manager Data File, respectively.

We performed no procedures to confirm:

•	the accuracy, reasonableness or completeness of any of the information set forth in or derived from the Collateral Manager Data File.
•	any attributes of the Collateral Obligations set forth on the Collateral Obligation Database other than the Specified Attributes to the extent described herein.

We were engaged by the Issuer to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Collateral Obligation Database. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Furthermore, we make no representations and express no opinion as to:

•	questions of legal interpretation.
•	the accuracy, reasonableness or completeness of the information or assumptions provided to us by the Collateral Manager or the Initial Purchaser.
•	the accuracy, reasonableness or completeness of the information obtained or derived from the Collateral Manager Data File.

VCP RRL ABS I, Ltd.
Vista Credit Partners, L.P.
MUFG Securities Americas Inc.	3

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 16, 2021

Exhibit

Specified Attributes

Issuer (issuer name)	TTM EBITDA
Company type (middle market / recurring revenue)	First lien debt to TTM EBITDA (current)
Seniority	Total debt to TTM EBITDA (current)
Par (inclusive of any capitalized interest)	Leverage covenant (most recent compliance certificate)
Unfunded balance	Average liquidity (most recent compliance cert)
Global tranche size	Liquidity covenant
Maturity date	Debt to Recurring Revenue (most recent compliance cert)
WAL	Debt to Recurring Revenue covenant (most recent compliance cert)
Floating rate index	Enterprise value
Base rate	Debt to enterprise value (current)
Libor floor rate	TTM recurring revenue (current)
Libor spread	Senior debt to TTM recurring revenue
All-in rate	TTM recurring revenue (at last origination)
PIK spread	Senior debt to recurring revenue (at last origination)
Pmt frequency	Last origination date
Country	Initial origination date
Current internal risk rating	Next amort date
Defaulted (Yes/No)	Amort % per year
Cash	Agent bank
Total first lien debt	GICS industry
Total debt